UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    September 30, 2011

iGenii, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

 333-152775

(Commission File Number)

 26-2046163

(I.R.S. Employer Identification No.)

40 Exchange Place, New York, NY 10005

(Address of principal executive offices) (zip code)

212-932-7483

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On March 30, 2012, our current independent registered public accounting firm, Acqavella, Chiarelli, Shuster, Berkower & Co., LLP (“ACSB”) resigned and on April 2, 2012, we appointed Rosenberg Rich Baker Berman & Company (“RRBB”) as our new independent registered public accounting firm.

The reports of ACSB on our financial statements are as follows: A. ACSB issued an unqualified opinion on the financial statements for December 31, 2009, which were prepared assuming the Company would continue as a going concern.  B. ACSB issued an unqualified opinion on the financial statement for the year ended December 31, 2010. The decision to continue with RRBB as our independent accountants was approved by our Board of Directors on April 2, 2012.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with ACSB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ACSB, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided ACSB with a copy of this disclosure before its filing with the SEC. We requested that ACSB provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from ACSB stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to this report.

New Independent Accountants

Our Board of Directors approved the appointment of Rosenberg Rich Baker Berman & Company as our new independent registered public accounting firm effective as of April 2, 2012. During the two most recent fiscal years and through the date of our engagement, we did not consult with RRBB regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging RRBB, RRBB did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to continue the appointment of ACSB as our new independent registered public accounting firm.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated April 17, 2012 from Acqavella, Chiarelli, Shuster, Berkower & Co., LLP (“ACSB”) to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGenii, Inc

Date: April 25, 2012	By:	/s/ Rafael Abdurachmanov
Chief Financial Officer